                                                                  EXHIBIT 99.1


                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                                              PAGE 1
                           MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                     JULY 1, 1996 THROUGH JULY 31, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
- ---------------------------------
(A) Total Portfolio Balance                                                                $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                                 28.44%
    (ii)  Class A-1 Notes Balance                                                           $82,654,904.00
    (iii) Class A-1 Notes Rate                                                                      5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                                 41.29%
    (ii)  Class A-2 Notes Balance                                                          $120,000,000.00
    (iii) Class A-2 Notes Rate                                                                        6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                                 26.27%
    (ii)  Class A-3 Notes Balance                                                           $76,343,707.00
    (iii) Class A-3 Notes Rate                                                                        6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                             4.00%
    (ii)  Class B Certificates Balance                                                      $11,624,943.00
    (iii) Class B Certificates Rate                                                                   7.05%
(F) Servicing Fee Rate                                                                                1.00%
(G) Weighted Average Coupon (WAC)                                                                     9.53%
(H) Weighted Average Original Maturity (WAOM)                                                        56.22 months
(I) Weighted Average Remaining Maturity (WAM)                                                        49.45 months
(J) Number of Receivables                                                                           24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                                  2.00%
    (ii)  Reserve Account Initial Deposit                                                    $5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                         2.00%
          (b) Percent of Remaining Pool Balance                                                       3.25%
          (c) Trigger Percent of Remaining Pool Balance                                               6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
- ------------------------------------------------
(A) Total Portfolio Balance                                                                $290,623,554.00
(B) Total Note and Certificate Pool Factor                                                       1.0000000
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                            $82,654,904.00
    (ii) Class A-1 Notes Pool Factor                                                             1.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                           $120,000,000.00
    (ii) Class A-2 Notes Pool Factor                                                             1.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                            $76,343,707.00
    (ii) Class A-3 Notes Pool Factor                                                             1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                                       $11,624,943.00
    (ii) Class B Certificates Pool Factor                                                        1.0000000
(G) Reserve Account Balance                                                                  $5,812,471.09
(H) Cumulative Net Losses for All Prior Periods                                                      $0.00
(I) Net Loss Ratio for Second Preceding Period                                                        0.00%
(J) Net Loss Ratio for Preceding Period                                                               0.00%
(K) Delinquency Ratio for Second Preceding Period                                                     0.00%
(L) Delinquency Ratio for Preceding Period                                                            0.00%
(M) Weighted Average Coupon (WAC)                                                                     9.53%
(N) Weighted Average Remaining Maturity (WAM)                                                        49.45 months
(O) Number of Receivables                                                                           24,919

                                    5


                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                                              PAGE 2
                           MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                     JULY 1, 1996 THROUGH JULY 31, 1996


C. INPUTS FROM THE MAINFRAME
- ----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                              $10,740,115.53
    (ii)  Prepayments in Full                                                                          0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                               0.00
    (iv)  Other Refunds Related to Principal                                                           0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                 2,469,089.97
    (ii)  Repurchased Loan Proceeds Related to Interest                                                0.00
(C) Weighted Average Coupon (WAC)                                                                      9.53%
(D) Weighted Average Remaining Maturity (WAM)                                                         48.63 months
(E) Remaining Number of Receivables                                                                  24,466
(F) Delinquent Receivables
                                                                      Dollar Amount                 #  Units
                                                                      -------------                 --------
    (i)   30-59 Days Delinquent                                           2,589,800        0.93%        228             0.93%
    (ii)  60-89 Days Delinquent                                             436,517        0.16%         40             0.16%
    (iii) 90 Days or More Delinquent                                              0        0.00%          0             0.00%

(G) Repossessions
                                                                      Dollar Amount                 #  Units
                                                                      -------------                 --------
                                                                            124,674        0.04%         11             0.04%


D. INPUTS DERIVED FROM OTHER SOURCES
- ------------------------------------

(A) Reserve Account Investment Income                                                           $12,540.60
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries
    for Collection Period                                                                             0.00
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                   0.00
    (ii)  Liquidation Proceeds Related to Interest                                                    0.00
    (iii) Recoveries on Previously Liquidated Contracts                                               0.00
(D) Aggregate Net Losses for Collection Period                                                        0.00
(E) Actual Number of Days in Interest Period                                                         31.00

I. COLLECTIONS
- --------------
Interest:
(A) Interest Collections                                                                     $2,469,089.97
(B) Liquidation Proceeds Related to Interest                                                          0.00
(C) Repurchased Loan Proceeds Related to Interest                                                     0.00
(D) Recoveries from Prior Month Charge Offs                                                           0.00
(E) Investment Earnings from the Reserve Account                                                 12,540.60
(F) Total Interest Collections                                                                2,481,630.57

Principal:
(G) Principal Payments Received                                                             $10,740,115.53
(H) Liquidation Proceeds Related to Principal                                                         0.00
(I) Repurchased Loan Proceeds Related to Principal                                                    0.00
(J) Other Refunds Related to Principal                                                                0.00
(K) Total Principal Collections                                                              10,740,115.53

(L) Total Collections                                                                       $13,221,746.10


II. DISTRIBUTIONS                                                                                               Per $1,000 of
- -----------------                                                                                            Original Balance
                                                                                                             ----------------
(A) Total Interest Collections                                                                $2,481,630.57
(B) Servicing Fee                                                                               $242,186.30              0.83

Interest                                                                                                        Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                         Original Balance
                                                                                                             ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                                  $409,434.51       4.953541667
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund
          draw)                                                                                  409,434.51       4.953541667
                                                                                           ----------------
    (iii) Class A-1 Notes Monthly Interest Shortfall (after reserve
          fund draw)                                                                                  $0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                                  $635,000.00       5.291666667
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund
          draw)                                                                                  635,000.00       5.291666667
                                                                                           ----------------
    (iii) Class A-2 Notes Monthly Interest Shortfall (after reserve fund
          draw)                                                                                       $0.00                 0

                                    6


                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                                              PAGE 3
                           MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                     JULY 1, 1996 THROUGH JULY 31, 1996


(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                                  $429,433.35             5.625
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                        429,433.35             5.625
                                                                                           ----------------

    (iii) Class A-3 Notes Monthly Interest Shortfall (after reserve fund
          draw)                                                                                       $0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                              $68,296.54             5.875
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund
          draw)                                                                                   68,296.54             5.875
                                                                                           ----------------
    (iii) Class B Certificates Monthly Interest Shortfall (after reserve
          fund draw)                                                                                  $0.00                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                        $1,542,164.40
(H) Excess Interest                                                                             $697,279.87

Principal
(I) Total Principal Collections                                                              $10,740,115.53
(J) Draw on Reserve Fund for realized losses                                                           0.00
(K) Total Amount Available for Principal Distribution                                        $10,740,115.53     Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                        Original Balance
                                                                                                             ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                               10,740,115.53       129.9392415
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund
          draw)                                                                               10,740,115.53       129.9392415
                                                                                           ----------------
    (iii) Class A-1 Notes Monthly Principal Shortfall (after reserve
          fund draw)                                                                                   0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                                        0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund
          draw)                                                                                        0.00                 0
                                                                                           ----------------
    (iii) Class A-2 Notes Monthly Principal Shortfall (after reserve
          fund draw)                                                                                   0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                                        0.00                 0
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund
          draw)                                                                                        0.00                 0
                                                                                           ----------------
    (iii) Class A-3 Notes Monthly Principal Shortfall (after reserve
          fund draw)                                                                                   0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                                   0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve
          fund draw)                                                                                   0.00                 0
                                                                                           ----------------
    (iii) Class B Certificates Monthly Principal Shortfall (after reserve
          fund draw)                                                                                   0.00                 0
(P) Total Note and Certificate Principal Paid                                                 10,740,115.53
(Q) Total Distributions                                                                       12,524,466.23
(R) Excess Servicing Releases from Reserve Account to Servicer                                         0.00
(S) Amount of Draw from Reserve Account                                                                0.00
(T) Draw from Reserve Account plus Total Available Amount                                     13,221,746.10

III. POOL BALANCES AND PORTFOLIO INFORMATION
- --------------------------------------------
                                                                   Beginning                       End
                                                                   of Period                    of Period
                                                               ----------------             ----------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance                             $290,623,554.00              $279,883,438.47
    (ii)   Total Note  and  Certificate Pool Factor                  1.0000000                    0.9630446
    (iii)  Class A-1 Notes Balance                               82,654,904.00                71,914,788.47
    (iv)   Class A-1 Notes Pool Factor                               1.0000000                    0.8700608
    (v)    Class A-2 Notes Balance                              120,000,000.00               120,000,000.00
    (vi)   Class A-2 Notes Pool Factor                               1.0000000                    1.0000000
    (vii)  Class A-3 Notes Balance                               76,343,707.00                76,343,707.00
    (viii) Class A-3 Notes Pool Factor                               1.0000000                    1.0000000
    (ix)   Class B Certificates Balance                          11,624,943.00                11,624,943.00
    (x)    Class B Certificate Pool Factor                           1.0000000                    1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                   9.53%                        9.53%
    (ii)  Weighted Average Remaining Maturity (WAM)                      49.45 months                 48.63 months
    (iii) Remaining Number of Receivables                               24,919                       24,466
    (iv)  Portfolio Receivable Balance                         $290,623,554.00              $279,883,438.47

IV. RECONCILIATION OF RESERVE ACCOUNT
- -------------------------------------

(A) Beginning Reserve Account Balance                                                                          $5,812,471.09
(B) Draw for Realized losses                                                                                            0.00
(C) Draw for Servicing Fee                                                                                              0.00
(D) Draw for Class A-1 Notes Interest Amount                                                                            0.00
(E) Draw for Class A-2 Notes Interest Amount                                                                            0.00
(F) Draw for Class A-3 Notes Interest Amount                                                                            0.00
(G) Draw for Class B Certificates Interest Amount                                                                       0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                                                            0.00
(I) Excess Interest                                                                                               697,279.87
(J) Reserve Account Balance Prior to Release                                                                    6,509,750.96

                                    7


                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                                              PAGE 4
                           MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                                     JULY 1, 1996 THROUGH JULY 31, 1996

(K) Reserve Account Required Amount                                                                             9,445,265.51

(L) Final Reserve Account Required Amount                                                                       9,445,265.51

(M) Reserve Account Release to Servicer                                                                                 0.00

(N) Ending Reserve Account Balance                                                                              6,509,750.96

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
- --------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries
    for Collection Period                                                                                              $0.00
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                     0.00
    (ii)  Liquidation Proceeds Related to Interest                                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                 0.00
(C) Aggregate Net Losses for Collection Period                                                                          0.00
(D) Net Loss Ratio for Collection Period (annualized)                                                                   0.00%
(E) Cumulative Net Losses for all Periods                                                                               0.00
(F) Delinquent Receivables
                                                                      Dollar Amount                 #  Units
                                                                      -------------                 --------
    (i)   30-59 Days Delinquent                                           2,589,800        0.93%       228              0.93%
    (ii)  60-89 Days Delinquent                                             436,517        0.16%        40              0.16%
    (iii) 90 Days or More Delinquent                                              0        0.00%         0              0.00%

(G) Repossessions
                                                                      Dollar Amount                 #  Units
                                                                      -------------                 --------
                                                                            124,674        0.04%        11              0.04%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
- -----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i)   Second Preceding Collection Period                                                                            0.00%
    (ii)  Preceding Collection Period                                                                                   0.00%
    (iii) Current Collection Period                                                                                     0.00%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                           0.00%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
    Outstanding Balance of Receivables.
    (i)   Second Preceding Collection Period                                                                            0.00%
    (ii)  Preceding Collection Period                                                                                   0.00%
    (iii) Current Collection Period                                                                                     0.16%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                           0.05%

(C) Loss and Delinquency Trigger Indicator                                                                  Trigger was not hit






The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.





/s/ Richard E. Grimmer                        /s/ James D. Rudolphi
- --------------------------------------        --------------------------------
Richard E. Grimmer                            James D. Rudolphi
Senior Vice President and Controller          Vice President

                                    8